As filed with the Securities and Exchange Commission on July 24, 2025
Registration No. 333-288215
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Venus Concept Inc.
(Exact name of Registrant as specified in its charter)

Delaware	3841	06-1681204
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(877) 848-8430
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Michael Mandarello
Chief Legal Officer & Head of Strategy & Operations
Venus Concept Inc.
235 Yorkland Blvd., Suite 900
Toronto, Ontario M2J 4Y8
(877) 848-8430
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:

Richard Raymer
Dorsey & Whitney LLP
66 Wellington St. W, Suite 3400
Toronto, ON M5K 1E6, Canada
416 367-7388
Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act  ☐
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 1 to the Registration Statement on Form S-1 of Venus Concept Inc. (the “Company”) (File No. 333-288215) is being filed as an exhibit-only filing solely to file the consent of MNP LLP as Exhibit 23.1. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the referenced exhibit. The prospectus and the balance of Part II of the Registration Statement are unchanged hereby and have been omitted.

Item 16.	Exhibits and Financial Statements Schedules.
(a)	The following exhibits are filed as part of this Registration Statement:

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
2.1	Agreement and Plan or Merger and Reorganization, dated March 15, 2019, by and among Restoration Robotics, Inc., Radiant Merger Sub Ltd., and Venus Concept Ltd.	8-K	3-15-19	2.1
2.2	Amendment No. 1, dated August 14, 2019, to the Agreement and Plan of Merger and Reorganization, dated March 15, 2019, by and among Restoration Robotics, Inc., Radiant Merger Sub Ltd., and Venus Concept Ltd.	8-K	8-20-19	2.1
2.3	Second Amendment to the Agreement and Plan of Merger and Reorganization, dated as of October 31, 2019, by and among Restoration Robotics, Inc., Radiant Merger Sub Ltd. and Venus Concept Ltd.	8-K	10-31-19	2.1
2.4	Master Asset Purchase Agreement between Venus Concept Ltd., the Neograft entities, Medicamat and Miriam Merkur, dated January 26, 2018.	10-K	3-30-20	2.4
3.1	Amended and Restated Certificate of Incorporation of Restoration Robotics, Inc.	8-K	10-17-17	3.1
3.2	Certificate of Amendment of Certificate of Incorporation of Restoration Robotics, Inc.	8-K	11-7-19	3.1
3.3	Certificate of Designations of Nonvoting Convertible Preferred Stock of Venus Concept Inc.	8-K	10-15-21	3.1
3.4	Second Amended and Restated Bylaws of Venus Concept Inc.	8-K	11-7-19	3.2
3.5	Certificate of Designations of Voting Convertible Preferred Stock.	8-K	11-18-22	3.1
3.6	Certificate of Amendment to Certificate of Designations of Nonvoting Convertible Preferred Stock.	8-K	11-18-22	3.2
3.7	Certificate of Amendment of Certificate of Incorporation of Venus Concept Inc. dated May 11, 2023	8-K	5-11-23	3.1
3.8	Certificate of Elimination of Nonvoting Convertible Preferred Stock	8-K	5-15-23	3.1
3.9	Certificate of Designations of Senior Convertible Preferred Stock	8-K	5-15-23	3.2
3.10	Certificate of Amendment to Certificate of Designations of Senior Convertible Preferred Stock.	8-K	6-26-23	3.1
3.11	Certificate of Designations of Series X Convertible Preferred Stock.	8-K	10-05-23	3.1
3.12	Certificate of Designations of Series Y Convertible Preferred Stock	8-K	05-24-24	3.1
3.13	Certificate of Amendment of Series Y Convertible Preferred Stock	8-K	09-27-24	3.1
3.14	Certificate of Amendment of Certificate of Incorporation of Venus Concept Inc. dated February 28, 2025	8-K	03-04-25	3.1
4.1	Form of Common Stock Certificate.	S-1/A	9-18-17	4.2
4.2	Form of 2020 Warrant.	10-K	3-29-21	4.3
4.3	Amendment to 2019 Warrant.	8-K	3-10-20	4.1
4.4	Form of 2019 Warrant.	8-K	11-7-19	4.1
4.5	Form of Madryn Warrant.	8-K	11-7-19	4.2

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
4.6	Form of Warrant to Purchase Stock, dated November 7, 2019, by and between Venus Concept Inc. and Solar Capital Ltd.	8-K	11-7-19	4.3
4.7	Form of Warrant to Purchase Stock, dated November 2, 2018, by and between Restoration Robotics, Inc. and Solar Capital Ltd.	10-K	3-20-19	4.10
4.8	Form of Warrant to Purchase Stock, dated May 19, 2015, by and between Restoration Robotics, Inc. and Oxford Finance LLC.	10-K	3-30-20	4.9
4.9	Form of Warrant to Purchase Stock, dated November 2, 2018, by and between Restoration Robotics, Inc. and Western Alliance Bank.	10-K	3-30-20	4.10
4.10	Form of Warrant to Purchase Stock, dated November 2, 2018, by and between Restoration Robotics, Inc. and SUNS SPV LLC.	10-K	3-30-20	4.11
4.11	Secured Subordinated Convertible Note, dated October 4, 2023, by Venus Concept Inc. in favor of Madryn Health Partners, LP	8-K	10-5-23	10.3
4.14	Secured Subordinated Convertible Note, dated October 4, 2023, by Venus Concept Inc. in favor of and Madryn Health Partners (Cayman Master), LP	8-K	10-5-23	10.4
4.15	Form of Secured Subordinated Convertible Note Issued by Venus Concept Inc. to EW Healthcare Partners, L.P.	8-K	1-19-24	10.2
4.16	Form of Secured Subordinated Convertible Note Issued by Venus Concept Inc. to EW Healthcare Partners-A L.P.	8-K	1-19-24	10.3
4.17	Form of Investor Warrant, dated February 27, 2024	8-K	2-27-24	4.1
4.18	Form of Placement Agent Warrant, dated February 27, 2024	8-K	2-27-24	4.2
4.19	Form of Investor Warrant, dated June 6, 2025	8-K	06-09-25	4.1
4.20	Form of Placement Agent Warrant, dated June 6, 2025	8-K	06-09-25	4.2
5.1*	Opinion of Dorsey & Whitney LLP	S-1	6-20-25	5.1
10.1	Registration Rights Agreement, dated November 7, 2019, by and between Venus Concept Inc. and the investors listed therein.	8-K	11-7-19	10.2
10.2	Registration Rights Agreement, dated November 7, 2019, by and between Venus Concept Inc. and the investors listed therein.	8-K	11-7-19	10.15
10.3	Securities Purchase Agreement, dated as of March 18, 2020, by and between Venus Concept Inc. and the investors listed therein.	10-K	3-30-20	4.12
10.4	Registration Rights Agreement, dated as of March 18, 2020, by and between Venus Concept Inc. and the investors listed therein.	10-K	3-30-20	4.13
10.5	Amended and Restated Investors' Rights Agreement, dated February 7, 2013, by and among Restoration Robotics, Inc. and the investors listed therein, as amended.	S-1	9-1-17	10.10
10.6	Registration Rights Agreement, dated as of June 16, 2020, by and between Venus Concept Inc. and Lincoln Park Capital Fund, LLC.	8-K	6-16-20	10.2

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.7	Second Amended and Restated Loan Agreement, dated March 20, 2020, by and among Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Inc. and City National Bank of Florida.	8-K	3-24-20	10.1
10.8	Second Amended and Restated Guaranty of Payment and Performance, dated as of March 20, 2020, by and between Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Inc., and City National Bank of Florida.	8-K	3-24-20	10.2
10.10	Security Agreement, dated as of March 20, 2020, by and between Venus Concept Inc. and City National Bank of Florida.	8-K	3-24-20	10.4
10.11†	License Agreement, dated July 25, 2006 by and between Restoration Robotics, Inc., James A. Harris, M.D. and HSC Development LLC.	S-1/A	9-22-17	10.7
10.12†	First Amendment to License Agreement, dated January 5, 2009, by and between Restoration Robotics, Inc., James A. Harris, M.D. and HSC Development LLC.	S-1/A	9-22-17	10.8
10.13†	Second Amendment to License Agreement, dated February 23, 2015, by and between Restoration Robotics, Inc., James A. Harris, M.D. and HSC Development LLC.	S-1/A	9-22-17	10.9
10.14#	Venus Concept Inc. 2019 Incentive Award Plan.	8-K	11-7-19	10.21
10.15#	Form of Stock Option Grant Notice and Stock Option Agreement under the 2019 Incentive Award Plan.	10-K	3-30-20	10.24
10.16#	2017 Incentive Award Plan.	S-8	10-17-17	99.7
10.17#	Form of Stock Option Grant Notice and Stock Option Agreement under the 2017 Incentive Award Plan.	S-1/A	9-18-17	10.26
10.18#	Form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement under the 2017 Incentive Award Plan.	S-1/A	9-18-17	10.27
10.19#	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement under the 2017 Incentive Award Plan.	S-1/A	9-18-17	10.28
10.20#	2017 Employee Stock Purchase Plan.	S-8	10-17-17	99.11
10.21#	Non-Employee Director Compensation Program.	S-1/A	9-18-17	10.35
10.22#	2015 Equity Incentive Plan.	S-8	10-17-17	99.4
10.23#	Form of Stock Option Grant Notice and Stock Option Agreement under 2015 Equity Incentive Plan.	S-1	9-1-17	10.23
10.24#	Form of Stock Purchase Right Grant Notice and Restricted Stock Purchase Agreement under 2015 Equity Incentive Plan.	S-1	9-1-17	10.24
10.25#	Venus Concept Ltd. 2010 Israeli Employee Share Option Plan.	8-K	11-7-19	10.20
10.26#	Minutes of Settlement, by and between Domenic Serafino and Venus Concept Canada Corp, dated December 30, 2022.	8-K	1-6-23	10.1
10.27#	Employment Agreement by and between Venus Concept Ltd. and Domenic Della Penna, effective September 5, 2017.	8-K	11-7-19	10.17
10.28#	Employment Agreement by and between Venus Concept Inc. and Ross Portaro, effective October 15, 2021.	10-K	3-28-22	10.26

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.29#	Form of Indemnification Agreement between Venus Concept Inc. and each of its directors and executive officers.	8-K	11-7-19	10.19
10.30	Lease between 235 Investment Limited, Venus Concept Canada Corp and Venus Concept Ltd, dated March 29, 2019.	10-K	3-30-20	10.49
10.31	Lease between AMB Tripoint, LLC and Venus Concept Inc., dated July 29, 2021.	10-K	3-28-22	10.32
10.32†	Quality Agreement, dated October 11, 2011, by and between Venus Concept Ltd. and USR Electronnic Systems Ltd. (signed December 3, 2017).	10-K	3-30-20	10.54
10.33†	Turn-Key Project Manufacturing Agreement, dated March 23, 2014, by and between Venus Concept Ltd. and USR Electronnic Systems Ltd.	10-K	3-30-20	10.55
10.34†	Quality Agreement, dated July 13/17 2018, by and between Venus Concept Ltd. and Electronique du Mazet.	10-K	3-30-20	10.56
10.35†	Intellectual Property Rights Assignment, dated February 15, 2018, by and between Venus Concept Ltd. and Electronique du Mazet.	10-K	3-30-20	10.57
10.36	Consent to Transfer Confidentiality and Nonsolicitation Subcontracting Agreement, dated February 1, 2018, by and between Venus Concept Ltd. and Societe de Promotion et d'Equipement Medical Medicamat.	10-K	3-30-20	10.58
10.37	Manufacturing Agreement for Consumables, dated October 26, 2018, by and between NPI Solutions and Restoration Robotics, Inc.	10-K	3-30-20	10.59
10.38	SBA Payroll Protection Program Note dated April 21, 2020, by Venus Concepts Inc. and in favor of City National Bank of Florida.	8-K	4-30-20	10.2
10.39	Purchase Agreement, dated as of June 16, 2020, by and between Venus Concept Inc. and Lincoln Park Capital Fund, LLC	8-K	6-16-20	10.1
10.40	Third Amended and Restated Loan Agreement dated as of December 9, 2020, by and among the Company, Venus Concept USA Inc., Venus Concept Canada Corp. and City National Bank of Florida.	8-K/A	12-15-20	10.1
10.41	Second Amended and Restated Security Agreement dated as of December 9, 2020 by and among the Company, Venus Concept USA Inc. and City National Bank.	8-K/A	12-15-20	10.2
10.43	Third Amended and Restated Guaranty of Payment and Performance dated as of December 9, 2020 by Venus Concept Ltd. in favor of City National Bank of Florida.	8-K/A	12-15-20	10.4
10.44	Amendment to General Security Agreement dated as of December 9, 2020 between Venus Concept Canada Corp. and City National Bank of Florida.	8-K/A	12-15-20	10.5
10.45	Loan and Security Agreement dated as of December 8, 2020, by and between Venus Concept USA Inc. and City National Bank.	8-K/A	12-15-20	10.6
10.46	Promissory Note dated December 8, 2020, by Venus Concept USA Inc. in favor of City National Bank.	8-K/A	12-15-20	10.7

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.47	Guaranty of Payment and Performance Agreement dated as of December 8, 2020 by and between the Company and City National Bank.	8-K/A	12-15-20	10.8
10.48	Securities Exchange and Registration Rights Agreement as of December 8, 2020 by and among the Company, Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and the Investors.	8-K/A	12-15-20	10.9
10.49	Secured Subordinated Convertible Note dated as of December 9, 2020 by the Company in favor of Madryn Health Partners, LP.	8-K/A	12-15-20	10.10
10.50	Secured Subordinated Convertible Note dated as of December 9, 2020 by the Company in favor of and Madryn Health Partners (Cayman Master), LP.	8-K/A	12-15-20	10.11
10.51	Guaranty and Security Agreement dated as of December 9, 2020 by and among the Company, Venus Concept USA, Venus Concept Canada Corp., Venus Concept Ltd. and Madryn Health Partners, LP.	8-K/A	12-15-20	10.12
10.52	Subordination of Debt Agreement dated as of December 9, 2020 by and among Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, City National Bank and Venus Concept Inc.	8-K/A	12-15-20	10.13
10.53	Subordination of Debt Agreement dated as of December 9, 2020 by and among Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, City National Bank and Venus Concept Canada Corp.	8-K/A	12-15-20	10.14
10.54	Subordination of Debt Agreement dated as of December 9, 2020 by and among Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, City National Bank and Venus Concept USA Inc.	8-K/A	12-15-20	10.15
10.55	Fourth Amended and Restated Loan Agreement, dated July 24, 2021, by and between Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Inc., and City National Bank of Florida.	8-K	8-26-21	10.1
10.56	Fourth Amended and Restated Guaranty of Payment and Performance, dated July 24th, 2021, by Venus Concept Ltd in favor of City National Bank of Florida.	8-K	8-26-21	10.2
10.57	Third Amended and Restated Security Agreement, dated July 24, 2021, by and between Venus Concept Inc., Venus Concept USA Inc., and City National Bank of Florida.	8-K	8-26-21	10.3
10.59	Supplement to Subordination of Debt Agreements, dated July 24, 2021, by and between Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, City National Bank of Florida, and Venus Concept Inc.	8-K	8-26-21	10.5
10.60	Supplement to Subordination of Debt Agreements, dated July 24, 2021, by and between Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, City National Bank of Florida, and Venus Concept Inc.	8-K	10-5-21	10.1
10.61	Stock Purchase Agreement, dated December 15, 2021, by and between Venus Concept Inc. and the investors listed therein.	8-K	12-15-21	10.1

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.62	Resale Registration Rights Agreement, dated December 15, 2021, by and between Venus Concept Inc. and the Purchasers.	8-K	12-15-21	10.2
10.63	Investor Rights Agreement, dated December 15, 2021, by and between Venus Concept, Inc., Masters Special Situations, LLC, and the other purchasers from time to time party hereto.	8-K	12-15-21	10.3
10.64	Purchase Agreement, dated as of July 12, 2022, by and between the Company and Lincoln Park.	8-K	7-12-22	10.1
10.65	Registration Rights Agreement, dated as of July 12, 2022, by and between the Company and Lincoln Park.	8-K	7-12-22	10.2
10.66#	Employment Agreement, dated October 2, 2022, by and between the Company and Rajiv De Silva.	8-K	10-3-22	10.1
10.67#	Employment Agreement, dated October 11, 2022, by and between Venus Concept Canada Corp. and Hemanth Varghese,	8-K	10-11-22	10.1
10.68	Stock Purchase Agreement, dated November 18, 2022, by and among Venus Concept Inc., and certain investors listed therein.	8-K	11-18-22	10.1
10.69	Amended and Restated Registration Rights Agreement, dated November 18, 2022, by and between Venus Concept Inc. and certain investors listed therein.	8-K	11-18-22	10.2
10.70#	Amendment to Employment Agreement, dated as of January 1, 2023, by and between Venus Concept Inc. and Ross Portaro.	10-K	3-27-23	10.67
10.71#	Settlement Agreement, by and between Soeren Maor Sinay and Venus Concept UK Limited, dated March 1, 2023.	8-K	3-7-23	10.1
10.72	Stock Purchase Agreement, dated May 15, 2023, by and among Venus Concept Inc., EW Healthcare Partners, L.P. and EW Healthcare Partners-A L.P.	8-K	5-15-23	10.1
10.73	Registration Rights Agreement, dated May 15, 2023, by and among Venus Concept Inc., EW Healthcare Partners, L.P. and EW Healthcare Partners-A L.P	8-K	5-15-23	10.2
10.74#	Addendum to Employment Agreement of Domenic Della Penna, dated May 9, 2023.	10-Q	5-15-23	10.1
10.75#	Addendum to Employment Agreement of Ross Portaro, dated May 9, 2023.	10-Q	5-15-23	10.2
10.76	Amendment to Stock Purchase Agreement, dated July 6, 2023, by and among the Company, EW Healthcare Partners, L.P. and EW Healthcare Partners-A.	8-K	7-12-23	10.1
10.77	Exchange Agreement, dated October 4, 2023, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	10-5-23	10.1
10.78	Registration Rights Agreement, dated October 4, 2023, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	10-5-23	10.2
10.79	Subordination of Debt Agreement, dated October 4, 2023, by and between Venus Concept Ltd., Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP and City National Bank of Florida	8-K	10-5-23	10.5

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.80	Loan Modification Agreement, dated October 4, 2023, by and between Venus Concept Inc. and City National Bank of Florida	8-K	10-5-23	10.6
10.81	Note Purchase Agreement dated January 18, 2024, by and between Venus Concept Inc., Veus Concept USA, Inc., Venus Concept Canada Corp., Venus Concept Ltd., EW Healthcare Partners and EW Healthcare Partners-A, L.P.	8-K	1-19-24	10.1
10.82	Guaranty and Security Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd. and EW Healthcare Partners, L.P., as Collateral Agent	8-K	1-19-24	10.4
10.83	Subordination of Debt Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd., City National Bank of Florida, EW Healthcare Partners, L.P. and EW Healthcare Partners-A L.P.	8-K	1-19-24	10.5
10.84	Loan Modification Agreement, dated January 18, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Canada Corp., Venus Concept Ltd. and EW Healthcare, City National Bank of Florida, Madryn Health Partners, LP and Madryn Health Partners (Cayman Master).	8-K	1-19-24	10.6
10.85	Form of Transaction Completion Bonus Award Letter	8-K	2-24-24	10.1
10.86	For of Securities Purchase Agreement, dated February 22, 2024, by and between Venus Concept Inc., Armistice Capital Master Fund Ltd. and Intracostal Capital LLC.	8-K	2-27-24	10.1
10.87	Exchange Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	5-28-24	10.1
10.88	Form of Promissory Note, dated May 24, 2024, of Venus Concept USA Inc.	8-K	5-28-24	10.2
10.89	Registration Rights Agreement, dated May 24, 2024, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	5-28-24	10.3
10.90	Loan Amendment and Consent Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	5-28-24	10.4
10.91	Amendment to Secured Subordinated Convertible Notes, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	5-28-24	10.5
10.92	Bridge Loan Amendment Agreement, dated May 24, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	5-28-24	10.6

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.93	Consent Agreement, dated June 7, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-10-24	10.1
10.94	Second Amendment to Bridge Loan Agreement, dated June 7, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-10-24	10.2
10.95	Note Amendment and Consent Agreement, dated June 21, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-25-24	10.1
10.96	Third Amendment to Bridge Loan Agreement, dated June 21, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-25-24	10.2
10.97	Loan Amendment and Consent Agreement, dated July 8, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-12-24	10.1
10.98	Fourth Amendment to Bridge Loan Agreement, dated July 8, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-12-24	10.2
10.99	Consent Agreement, dated July 29, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	8-1-24	10.1
10.100	Fifth Amendment to Bridge Loan Agreement, dated July 29, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	8-1-24	10.2
10.101	Consent Agreement, dated August 30, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-5-24	10.1
10.102	Sixth Amendment to Bridge Loan Agreement, dated August 30, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-5-24	10.2

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.103	Exchange Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-27-24	10.1
10.104	Form of Promissory Note, dated September 26, 2024, of Venus Concept USA Inc.	8-K	9-27-24	10.2
10.105	Amended and Restated Registration Rights Agreement, dated September 26, 2024, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-27-24	10.3
10.106	Third Loan Amendment, First Subordination Agreement Amendment and Consent Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-27-24	10.4
10.107	Seventh Amendment to Bridge Loan Agreement, dated September 26, 2024, by and among Venus Concept Inc., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	9-27-24	10.5
10.108	Form of Extension Letter (Transaction Completion Bonus Award)	8-K	9-30-24	10.1
10.109	Consent Agreement, dated October 31, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	11-4-24	10.1
10.110	Eighth Amendment to Bridge Loan Agreement, dated July 29, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	11-4-24	10.2
10.111	Loan Amendment and Consent Agreement, dated November 26. 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	12-3-24	10.1
10.112	Ninth Amendment to Bridge Loan Agreement, dated November 26, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	12-3-24	10.2
10.113	Consent Agreement, dated December 31, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	1-7-25	10.1
10.114	Tenth Amendment to Bridge Loan Agreement, dated December 31, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	1-7-25	10.2

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.115	Consent Agreement dated January 28, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	1-31-25	10.1
10.116	Eleventh Amendment to Bridge Loan Agreement, dated January 28, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	1-31-25	10.2
10.117	Amendment and Consent Agreement, dated February 28, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	3-4-25	10.1
10.118	Second Amendment to Secured Subordinated Convertible Notes, dated February 28, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	3-4-25	10.2
10.119	Twelfth Amendment to Bridge Loan Agreement, dated February 28, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	3-4-25	10.3
10.120	Amendment to Secured Subordinated Convertible Notes, dated February 28, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P	8-K	3-4-25	10.4
10.121	Consent Agreement, dated March 27, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	3-28-25	10.1
10.122	Thirteenth Amendment to Bridge Loan Agreement, dated March 27, 2025, by and among Venus Concept USA Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	3-28-25	10.2
10.123	Exchange Agreement, dated March 31, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	4-2-25	10.1
10.124	Secured Subordinated Convertible Note, dated March 31, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners, LP	8-K	4-2-25	10.2
10.125	Secured Subordinated Convertible Note, dated March 31, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners (Cayman Master), LP	8-K	4-2-25	10.3

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.126	Second Amended and Restated Registration Rights Agreement, dated March 31, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	4-2-25	10.4
10.127	Consent Agreement, dated May 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-2-25	10.1
10.126	Fifteenth Amendment to Bridge Loan Agreement, dated April 30, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-2-25	10.2
10.127	Consent Agreement, dated May 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	6-2-25	10.3
10.128	Unit Purchase Agreement dated June 5, 2025 by and among Venus Concept Inc., Meta Robotics LLC and MHG Co., Ltd.	8-K	6-6-25	10.1
10.129	Form of Securities Purchase Agreement dated June 6 by and between Venus Concept Inc. and each purchaser identified on the signature pages thereto	8-K	6-9-25	10.1
10.130	Exchange Agreement, dated June 30, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.1
10.131	Secured Subordinated Convertible Note, dated June 30, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners, LP	8-K	7-1-25	10.2
10.132	Secured Subordinated Convertible Note, dated June 30, 2025, issued by Venus Concept Inc. in favor of Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.3
10.133	Third Amended and Restated Registration Rights Agreement, dated June 30, 2025, by and among Venus Concept Inc., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.4
10.134	Consent Agreement, dated June 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.5
10.135	Sixteenth Amendment to Bridge Loan Agreement, dated June 30, 2025, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.6

Exhibit Number	Exhibit Description	Form	Date	Number	Filed Herewith
10.136	Consent Agreement, dated June 30, 2025, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP	8-K	7-1-25	10.7
21.1*	List of Subsidiaries.	S-1	6-20-25	21.1
23.1	Consent of MNP LLP, independent registered public accounting firm				X
24.1*	Power of Attorney (contained in the signature of the Form S-1 Registration Statement filed with the Commission on June 20, 2025).	S-1	6-20-25	24.1
107*	Filing Fee Table	S-1	6-20-25	107

*	Previously filed
#	Indicates management contract or compensatory plan.
†
Certain confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada on July 24, 2025.

VENUS CONCEPT INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: Chief Executive Officer

POWER OF ATTORNEY
Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Signature	Title	Date

*	Chief Executive Officer and Director (Principal Executive Officer)	July 24, 2025
Rajiv De Silva

*	Chief Financial Officer (Principal Financial and Accounting Officer)	July 24, 2025
Domenic Della Penna

*	Chairman and Director	July 24, 2025
Scott Barry

*	Director	July 24, 2025
Louise Lacchin

*	Director	July 24, 2025
Fritz LaPorte

*	Director	July 24, 2025
Anthony Natale, M.D.

*	Director	July 24, 2025
Keith Sullivan

*	Director	July 24, 2025
Stanley Tyler Hollmig, M.D.

*By:	/s/ Rajiv De Silva
Name:	Rajiv De Silva
Title:	Attorney-in-fact